SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported):
                               June 24, 1999


                         HEALTHCOR HOLDINGS, INC.
          (Exact name of registrant as specified in its charter)


           DELAWARE               0-20881               75-2294072
       (State or other          (Commission           (IRS employer
       jurisdiction of          file number)       identification no.)
       incorporation or
        organization)

                  8150 NORTH CENTRAL EXPY., SUITE M-2000
                           DALLAS, TEXAS  75206
           (Address and zip code of principal executive offices)

            Registrant's telephone number, including area code:
                              (214) 692-4663

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

ASSET PURCHASE:

     On June 30, 1999, HealthCor Holdings, Inc., a Delaware corporation ("HEALTHCOR") entered into and consummated an Asset Purchase Agreement (the "PURCHASE AGREEMENT") with Lincare Inc., a Delaware corporation ("LINCARE"). The Purchase Agreement provided for, among other things, the acquisition by Lincare of substantially all of the business and assets of HealthCor's Home Medical Equipment Division (the "BUSINESS") for a purchase price of $12 million plus an additional $1 million of assumed liabilities.

     The purchase price was determined by an arm's length negotiation among the parties to the Purchase Agreement. The assets disposed of pursuant to the Purchase Agreement include the operating assets of the Business in addition to all intangible assets, intellectual property, all lists, records and files pertaining to customers, all computer software and systems and related licenses. The liabilities assumed by Lincare pursuant to the Purchase Agreement include all debts, liabilities and obligations of every kind incurred in connection with Lincare's conduct of business or ownership of the purchased assets from and after the Closing Date.

ITEM 5.

     AMENDED AND RESTATED INDENTURE:

     On June 24, 1999 HealthCor entered into an Amended and Restated Indenture, by and among HealthCor as issuer, the guarantors signatory thereto (the "Guarantors") and Norwest Bank Minnesota, National Association, as trustee (the "Trustee") adding collateral and amending and restating certain terms of the indenture dated as of December 1, 1997, by and among HealthCor, the Guarantors and the Trustee, relating to $80,000,000 of 11% Senior Notes of HealthCor due May 15, 2004, as amended.

ITEM 7.   PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (b)  PRO FORMA FINANCIAL INFORMATION

The required pro forma financial information will be filed by an amendment not later than 60 days after the date that the initial report on Form 8-K must be filed.

          (c)  EXHIBITS

               The following Exhibits are filed herewith:

               2.1 Asset Purchase Agreement, dated June 30, 1999, by and between HealthCor and Lincare.

               4.1 Amended and Restated Indenture, dated as of June 24, 1999, by and among HealthCor, the Guarantors and the Trustee.

     Pursuant to Item 601(b) of Regulation S-K, HealthCor agrees to furnish supplementally to the Securities and Exchange Commission, upon request, any omitted schedules or similar attachments to the foregoing exhibit.

                         [SIGNATURE PAGE FOLLOWS]

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              HEALTHCOR HOLDINGS, INC.


                              By:  /s/MICHAEL D. AYRES
                                   ------------------------------------
                                   Michael D. Ayres, President and
                                   Treasurer

Date:  July 15, 1999

                               EXHIBIT INDEX


Exhibit
Number         Description
-------        -----------

2.1 Asset Purchase Agreement, dated June 30, 1999, by and between HealthCor Holdings, Inc. and Lincare Inc.

4.1 Amended and Restated Indenture, dated as of June 24, 1999, by and among HealthCor, the Guarantors and the Trustee.